UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2013

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code: (310) 208-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On July 22, 2013, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Occidental approved a new executive compensation program. Pursuant to the new Program, the Committee authorized grants of incentive awards under the Company’s 2005 Long-Term Incentive Plan to certain of the executive officers named in the Company’s 2013 Proxy Statement and other employees. The named executive officers received performance-based, at-risk, awards that are intended to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code and that link the greatest portion of the executives’ potential compensation to the Company’s performance over specified future performance periods. Each named officer received a Total Shareholder Return Incentive Award, a Restricted Stock Incentive Award and either a Return on Capital Employed Incentive Award or two Return on Assets Incentive Awards, one for the Oil and Gas Segment as a whole and one for the region for which the executive has responsibility. The forms of the Terms and Conditions for the awards are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

The Total Shareholder Return Incentive Award (“TSRIA”) is denominated in performance shares, each of which is equal to one share of the Company’s Common Stock. The number of shares received at the end of the three year performance period, which runs from July 1, 2013 through June 30, 2016, will depend on a peer company comparison of total stockholder return. In addition to Occidental, the peer companies are: Anadarko Petroleum Corporation, Apache Corporation, Canadian Natural Resources Limited, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, EOG Resources, Inc., ExxonMobil Corporation, Hess Corporation, Marathon Oil Corporation, and Total S.A.  Depending on the Company's total stockholder return compared to the total stockholder returns of its peers, the grantee will receive an amount ranging from 0 percent to 150 percent of the target number of performance shares, which amount will be payable in Common Stock; provided, however, that if the Company’s Total Shareholder Return is negative or does not exceed the Total Shareholder Return of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) for the same period, the Grantee’s right to receive shares in excess of the target number of Performance Shares will be forfeited. At the end of the performance period, dividend equivalents will be paid with respect to the performance share level achieved in an amount equal to the dividends declared per share of common stock during the performance period.

The Restricted Stock Incentive Award (“RSIA”) is a grant of shares of the Common Stock that will vest on June 30, 2016 but will not be non-forfeitable, unless and until, the Company has reported cumulative Net Income of twelve billion dollars.  The Net Income target must be reached by June 30, 2020 or the shares will be forfeited in their entirety.

The Return on Capital Employed Incentive Award (“ROCEIA”) is denominated in performance shares, each of which is equal to one share of the Common Stock. The number of shares received at the end of the three-year performance period, which runs from January 1, 2014 through December 31, 2016, will depend on attainment of at least a minimum Return on Capital Employed (“ROCE”). Thresholds for ROCE will be adjusted up or down by 2% if the three-year average forward strip West Texas Intermediate Crude Oil (WTI) prices as of December 31, 2013 are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of June 30, 2013. ROCE thresholds will be further adjusted up or down by 2% at the end of the performance period if actual average WTI prices over the performance period are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of December 31, 2013. Depending on the Company's ROCE for the

performance period, the grantee will receive an amount ranging from 0 percent to 200 percent of the target number of performance shares, which amount will be payable in Common Stock.  At the end of the performance period, dividend equivalents will be paid with respect to the performance share level achieved in an amount equal to the dividends declared per share of common stock during the performance period.

The Return on Assets Incentive Awards (“ROAIA”) are denominated in performance shares, each of which is equal to one share of the Common Stock. The number of shares received at the end of the three year performance period, which runs from January 1, 2014 through December 31, 2016, will depend on attainment of at least a minimum Return on Assets (“ROA”) for the Oil and Gas Segment as a whole or for either the Middle East/North Africa region (“MENA”) or the United States and Latin America region (the “Americas”). Thresholds for ROA will be adjusted up or down by 2% if the three-year average forward strip West Texas Intermediate Crude Oil (WTI)  prices as of December 31, 2013 are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of June 30, 2013. ROA thresholds will be further adjusted up or down by 2% at the end of the performance period if actual average WTI prices over the performance period are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of December 31, 2013. Depending on the Company's ROA for the performance period, the grantee will receive an amount ranging from 0 percent to 200 percent of the target number of performance shares, which amount will be payable in Common Stock.  At the end of the performance period, dividend equivalents will be paid with respect to the performance share level achieved in an amount equal to the dividends declared per share of common stock during the performance period.

Payout for the awards depends on the grantee remaining employed throughout the applicable performance period; however, if the grantee dies, becomes disabled or is terminated for the convenience of the Company during performance or service period, then the grantee will forfeit a pro rata portion of the award.  In the case of retirement, the grantee will forfeit a pro rata portion of the awards, except, in the case of the awards other than the RSIA, if the grantee retires twelve months or more after the grant date in which case they will not forfeit any of the award.  If the grantee is terminated for cause or terminates voluntarily, the award agreement will automatically terminate on the termination date and the grantee will forfeit the right to receive any payout under the award.  In the event of a Change in Control Event (as defined in the Incentive Plan), the RSIA will pro rata vest and become non-forfeitable on the earlier of the date the grantee is terminated as a result of the Change of Control Event or vesting date.  The other types of awards will immediately convert into shares of restricted stock at the target performance share number for that award and will not be transferable until the earlier of the date the grantee is terminated as a result of the Change of Control Event or the last day of the Performance Period.

The grantees are required to retain beneficial ownership of 50% the number of net after-tax shares received pursuant to the award for three years following the date such shares are vested and non-forfeitable.

The Committee apportioned the total grant value for each named executive officer who received awards on the grant date between the awards as follows:

Named Executive Officer/Title	TSRIA (Target # of shares)	RSIA (# of shares)	ROCEIA (Target # of shares)	ROAIA Total O&G (Target # of shares)	ROAIA Regional O&G (Target # of shares)

William E. Albrecht, Vice President and President, Oxy Oil & Gas- Americas	14,679	14,679		4,893	14,679	i

Edward A. Lowe, Vice President and President, Oxy Oil & Gas- International Production	14,679	14,679		4,893	14,679	ii

Willie C. W. Chang, Executive Vice President, Operations	14,679	14,679	19,572

Donald P. de Brier, Corporate Executive Vice President & Corporate Secretary	14,679	14,679	19,572

James M. Lienert, Executive Vice President, Business Support	8,808	8,808	11,743

Cynthia L. Walker, Executive Vice President and Chief Financial Officer	6,851	6,851	9,134

________________
i	Mr. Albrecht received an ROAIA with respect to the Americas regions of the Oil and Gas Segment.
ii	Mr. Lowe received an ROAI with respect to the Middle East/North Africa region of the Oil and Gas Segment.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

10.1	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms and Conditions (Equity-Based and Equity-Settled Award).

10.2	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions (Performance-Based).

10.3	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Return on Capital Employed Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award).

10.4	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award).

10.5	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award) (Americas).

10.6	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award) (MENA).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 26, 2013	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms and Conditions (Equity-Based and Equity-Settled Award).

10.2	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions (Performance-Based).

10.3	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Return on Capital Employed Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award).

10.4	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award).

10.5	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award) (Americas).

10.6	Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Occidental Oil and Gas Corporation Return on Assets Incentive Award Terms and Conditions (Equity-Based, Equity-Settled Award) (MENA).